                         Annual Report

                                      LATIN
                                      AMERICA
                                      FUND

                                      ----------------
                                      OCTOBER 31, 2001
                                      ----------------

[LOGO] T. ROWE PRICE

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
Latin America Fund

 .    Latin American stocks fell sharply as U.S. growth slowed, regional economies weakened, and Argentina neared default.

 .    The fund declined for the six months ended October 31, but outperformed its benchmark index and average competitor.

 .    Lighter exposure to the telecommunications sector aided returns relative to the fund's benchmarks, but Brazilian holdings hurt results.

 .    Stocks remain vulnerable, but Mexico is well placed to rebound along with the U.S., and Latin American markets are generally at attractive valuations.

REPORTS ON THE WEB

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

FELLOW SHAREHOLDERS

Latin American markets, which had held up reasonably well for much of the year, began falling over the summer as global economies weakened and regional problems intensified. Stocks plunged further following the September terrorist attacks in the U.S. as investors became convinced that the U.S. would fall into recession.

But even prior to September 11, growth in Latin America was declining: Mexico was dragged lower by the U.S. slowdown; Brazil weakened as economic expansion hit the wall following an apparently unanticipated electricity crisis; Argentina's financing options dried up, pushing the government closer to default; and Chile was hurt by copper price weakness and capital outflows.

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
Periods Ended 10/31/01                                     6 Months    12 Months
--------------------------------------------------------------------------------
Latin America Fund                                          -17.74%      -19.10%
MSCI EMF Latin
America Index                                               -18.83       -19.55
Lipper Latin America
Funds Average                                               -19.47       -23.65

Your fund declined during this difficult period, as shown in the table. Brazil's poor performance weighed on results as we began the period slightly overweight in that country, which also suffered from currency depreciation. Our allocation to Brazil ended the period roughly in line with the index weighting. In addition, two holdings, Brazilian regional jet manufacturer Embraer Aircraft and Mexican airport operator Grupo Aeroportuario del Sureste (ASUR), were particularly hurt by the events of September 11. Among the few bright notes, returns were aided by our lighter-than-index exposure to the struggling telecommunications sector, the profitable sale of positions in Mexican banks, and some timely purchases. These successes helped us outperform our benchmarks.

MARKET AND PORTFOLIO REVIEW

The terrorist acts in the U.S. once again highlight the acute vulnerability of the region's capital-hungry economies, principally Brazil and Argentina, to external events and capital market conditions. Risk premiums--the extra yield bond investors demand in return for taking on the higher risk of default--quickly skyrocketed to unsustainable levels. Brazil alone faces financing requirements of around $50 billion in 2002, doable under favorable market conditions but problematic in the current risk-averse market.

Overall regional GDP growth in 2001 will be close to zero, a major downgrade from expectations earlier in the year. The more prudently run economies of Mexico and Chile, which have manageable short-term financing needs, have been able to loosen monetary policy to aid an economic recovery. Brazil and Argentina will once again have to face up to numerous challenges relating to their unsustainable debt loads.

Although Argentina is lightly represented in our portfolio--our only Argentine holding, Perez Companc, has interesting oil and gas growth opportunities outside Argentina, principally in Venezuela and Ecuador--its domestic problems affect its neighbors and trading partners, especially Brazil, and cast uncertainty through much of the region. In a clear sign that financing options had been exhausted, new Finance Minister Domingo Cavallo abandoned talk of kickstarting the economy and imposed a drastic "zero deficit" austerity plan. The economy, already stagnant for more than three years, moved swiftly into steep decline. By September, industrial production had fallen 10% from the previous year, imports were down 31%, and construction activity was off 19%. As the period ended, Argentina was on the brink of default as the government strove for a debt-restructuring plan.

Furthermore, as a result of the prolonged and deepening recession, and amid collapsing support for the de la Rua administration, currency convertibility to the U.S. dollar--the linchpin of Argentine economic policy over the past 10 years--is for the first time being widely challenged by politicians and analysts. A move either to devaluation or complete conversion to the U.S. dollar is now a realistic possibility. On the one hand, with large chunks of the financial system already dollarized--including the large majority of loans, mortgages, contracts, and external debt--the former option could have devastating consequences for the health of the financial system. On the other hand, full dollarization would lock the country permanently into an overvalued currency. Neither default, devaluation, nor dollarization appears to be a palatable solution to Argentina's seemingly intractable problems.

Brazil Had Problems of Its Own

Aside from contagion emanating from Argentina, Brazil faces its own structural challenges. After a disappointing rainy season and following years of underinvestment, hydroelectric reservoirs were critically low by midyear, and in June the government was forced to introduce draconian electricity rationing measures, which had an immediate negative impact on the growth outlook. Maybe for this reason, or maybe because the balance of payments situation is looking increasingly stretched, capital outflows accelerated, putting pressure on the real, which declined about 30% against the U.S. dollar in the 12 months through October.

------------------
MARKET PERFORMANCE
--------------------------------------------------------------------------------
(In U.S. Dollar Terms)
Periods Ended 10/31/01                                    6 Months     12 Months
Argentina                                                  -47.70%       -48.09%
Brazil (Free)                                              -30.23        -33.02
Chile                                                      -16.22        -13.71
Mexico                                                      -7.03         -7.31
Peru                                                         9.69          7.08
Venezuela                                                  -11.13          8.84
Source: RIMES Online, using MSCI indices.

On the positive side, the government surprised analysts by successfully pushing through a tough fiscal adjustment program, and has even beaten IMF targets for the primary (i.e., before interest payments) surplus. The new floating currency regime proved a more effective cushion against external events than the prior floating peg system. But as with the uncontrolled devaluation back in 1999, the ability to manage debt is highly sensitive to currency depreciation and higher domestic interest rates. Public sector debt has now reached 55% of GDP, higher than in Argentina and up from 48% a year ago. In the absence of growth and at a time when foreign direct investment is drying up, managing Brazil's debt will be a key challenge over the coming year, particularly in the runup to presidential elections next year.

We cut positions in Unibanco because the quality of its consumer loan portfolio is deteriorating as the economy slows. We also trimmed exposure to oil and gas company Petroleo Brasileiro (Petrobras) in light of production growth disappointments and regulatory risks in the preelection period, but the stock remains our top holding. We added to Embraer: while the short-term outlook has been damaged by the recent terrorist acts, we believe that the long-term growth story is still powerful. With $600 million net cash on its balance sheet and a lean and flexible cost structure, the company is well positioned to adjust to the difficult environment. Overall, Brazil slipped to 33% of fund assets from 40% in April.

Mexico Slowed Along With the U.S.

Mexico's economy also retreated sharply. Real GDP will contract slightly in 2001, a major downgrade from earlier expectations, and recovery will depend heavily on developments in the U.S. Reflecting Mexico's robust external financing situation, the peso was one of the strongest currencies in the world during the year, foreign direct investment accelerated, and domestic interest rates fell sharply. President Vicente Fox faces numerous challenges from an increasingly belligerent congress in pushing through reform measures--principally reforms designed to lessen tax dependency on the oil sector and to increase the overall tax take as a percentage of GDP. Nevertheless, the longer-term investment story remains on track: an increasingly important and value-added export base, a continued wage advantage through productivity improvements, a robust and well-capitalized banking system, and ongoing integration with the U.S.

--------------------------
GEOGRAPHIC DIVERSIFICATION
--------------------------------------------------------------------------------

                                    [CHART]

                              Peru                2%
                              Argentina           2%
                              Venezuela           3%
                              Portugal            2%
                              Chile               5%
                              Other and Reserves  2%
                              Mexico             51%
                              Brazil             33%

Based on net assets as of 10/31/01.

As a result of Citigroup's bid for Banacci, we sold our large position in this leading banking group. We also took profits in banking rival Grupo Financiero BBVA Bancomer, now controlled by BBVA of Spain. We put the funds into Coca-Cola Femsa, one of the most profitable Coca-Cola bottlers in the world, and Wal-Mart de Mexico, which is fast gaining retail market share through space expansion, aggressive pricing, and superior technology and distribution. We also added to ASUR, Cancun's highly profitable airport operator and a long-term play on tourism in Mexico. Mexico remains the fund's largest country allocation at 51% of net assets, up from 47% six months ago.

Picture Is Mixed Elsewhere in the Region

Prudent economic management over a prolonged period has raised Chile's long-term growth profile. Fiscal surpluses during the 1990s reduced the burden of government debt from 80% of GDP in the mid-1980s to just 15% of GDP currently. Short-term economic growth is being held back by copper price weakness and high unemployment, and the peso has depreciated due to capital outflows as Chilean companies look offshore for better growth opportunities. In the absence of attractively valued investment opportunities, we remain heavily underweight in this market, although we added slightly to our position in Banco Santiago, Chile's largest bank, which is now highly profitable.

------------------------
INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------
                                                           Percent of Net Assets
                                                           4/30/01      10/31/01
--------------------------------------------------------------------------------
Telecommunication Services                                   20.2%         23.3%
Consumer Staples                                             18.6          18.7
Financials                                                   22.8          14.2
Energy                                                       14.6          14.0
Consumer Discretionary                                       10.6          13.6
Materials                                                     5.1           9.1
Industrials                                                   3.4           3.9
All Other                                                     1.3           0.8
Reserves                                                      3.4           2.4
--------------------------------------------------------------------------------
Total                                                       100.0%        100.0%

The region's smaller economies have not escaped the spiral of growth downgrades. Peru's credibility has been severely hampered by innumerable widely publicized corruption scandals relating to the previous Fujimori government. While Fujimori himself hides from justice in Japan, the new Toledo government faces immense challenges in picking up the pieces. We bought Compania de Minas Buenaventura, which owns a minority position in Yanacocha, one of the lowest-cost gold producers in the world.

With more than one-third of GDP generated by the oil sector, Venezuela's economy decelerated sharply in the third quarter, in line with falling oil prices. The Chavez administration is considering a new law that would raise production royalties, possibly deterring further foreign investment into this key sector. AES Corp. (U.S.) made a bid for control of our only Venezuelan holding, Compania Anonima Nacional Telefonos de Venezuela (CANTV), the nation's dominant telecommunications carrier. Although the bid was later withdrawn, it forced the controlling shareholder group to announce a share repurchase program at a 25% premium to the original AES bid price.

OUTLOOK

Despite the wave of bad news in the region and concerns over the prospect of default in Argentina, Latin America has been the best-performing region in the world year-to-date. Mexico has successfully decoupled itself from the rest of the region and is well positioned for recovery along with the U.S. Mexico remains the regional standard for export-led growth, a tightly regulated and well-capitalized banking sector, and prudent debt management. The outlook for the region's other giant economy, Brazil, is uncertain, as it is for Argentina. Nevertheless, regional stock markets are generally cheap with much of the bad news already priced in: Mexico sells for 1.4 times book value and Brazil, 1.0 times book value.

Although stocks will remain vulnerable over the short run, we believe that our strategy of buying growth companies at a reasonable price and building the portfolio stock by stock should be rewarded over time. We would like to remind shareholders that because of the volatility inherent in emerging markets, the fund is appropriate only for a small portion of an overall investment portfolio.

Respectfully submitted,

/s/ John R. Ford

John R. Ford
President, T. Rowe Price International Funds, Inc.

November 20, 2001

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
TWENTY-FIVE LARGEST HOLDINGS

                                                                      Percent of
                                                                      Net Assets
                                                                        10/31/01
--------------------------------------------------------------------------------
Petroleo Brasileiro (Petrobras), Brazil                                    12.2%
Telefonos de Mexico (Telmex), Mexico                                       12.0
Wal-Mart de Mexico, Mexico                                                  8.7
Grupo Financiero BBVA Bancomer, Mexico                                      5.7
Ambev, Brazil                                                               5.2
--------------------------------------------------------------------------------
Coca-Cola Femsa, Mexico                                                     4.7
America Movil, Mexico                                                       4.6
Grupo Televisa, Mexico                                                      4.0
Banco Itau, Brazil                                                          3.8
Pao de Acucar, Brazil                                                       3.5
--------------------------------------------------------------------------------
Companhia Vale do Rio Doce, Brazil                                          3.1
Banco Santiago, Chile                                                       3.0
Femsa, Mexico                                                               2.8
Compania Anonima Nacional Telefonos de Venezuela (CANTV), Venezuela         2.6
Compania de Minas Buenaventura, Peru                                        2.4
--------------------------------------------------------------------------------
Embraer Aircraft, Brazil                                                    2.3
Cemex, Mexico                                                               2.1
Perez Companc, Argentina                                                    1.8
Grupo Modelo, Mexico                                                        1.8
Grupo Aeroportuario del Sureste (ASUR), Mexico                              1.6
--------------------------------------------------------------------------------
Kimberly-Clark de Mexico, Mexico                                            1.6
Portugal Telecom, Portugal                                                  1.5
Telebras, Brazil                                                            1.3
Unibanco, Brazil                                                            1.1
Corporacion Interamericana de Entretenimiento, Mexico                       0.9
--------------------------------------------------------------------------------
Total                                                                      94.3%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

LATIN AMERICA FUND
--------------------------------------------------------------------------------

                                    [GRAPH]

                        MSCI EMF            Lipper           Latin
                     Latin America       Latin America      America
                         Index           Funds Average       Fund
12/29/1993              10,000              10,000          10,000
    Oct-94              12,179              10,339          10,320
    Oct-95               8,363               7,507           6,490
    Oct-96              10,315               9,145           8,211
    Oct-97              12,796              11,088           9,848
    Oct-98               9,214               7,783           7,492
    Oct-99              11,164               8,755           8,508
    Oct-00              12,754              10,709          10,841
    Oct-01              10,261               8,413           8,770

------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                Since  Inception
Periods Ended 10/31/01         1 Year   3 Years   5 Years   Inception       Date
--------------------------------------------------------------------------------
Latin America Fund            -19.10%     5.39%     1.33%      -1.66%   12/29/93

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------

--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                           Year
                                          Ended
                                        10/31/01   10/31/00  10/31/99  10/31/98   10/31/97
NET ASSET VALUE
Beginning of period                     $  10.19   $   8.03  $   7.22  $   9.60   $   8.14

Investment activities
   Net investment income (loss)             0.15       0.05      0.09      0.16       0.13
   Net realized and
   unrealized gain (loss)                  (2.09)      2.14      0.86     (2.45)      1.44

   Total from
   investment activities                   (1.94)      2.19      0.95     (2.29)      1.57

Distributions
   Net investment income                   (0.04)     (0.04)    (0.14)    (0.12)     (0.11)
   Net realized gain                           -          -         -         -      (0.03)

   Total distributions                     (0.04)     (0.04)    (0.14)    (0.12)     (0.14)

Redemption fees added to
paid-in-capital                                -       0.01         -      0.03       0.03

NET ASSET VALUE
End of period                           $   8.21   $  10.19  $   8.03  $   7.22   $   9.60
                                        ---------------------------------------------------
Ratios/Supplemental Data

Total return @                            (19.10)%    27.41%    13.57%   (23.93)%    19.94%
Ratio of total expenses to
average net assets                          1.49%      1.46%     1.62%     1.53%      1.47%
Ratio of net investment
income (loss) to average
net assets                                  1.40%      0.42%     1.05%     1.35%      1.30%
Portfolio turnover rate                     29.9%      27.5%     43.2%     19.0%      32.7%
Net assets, end of period
(in thousands)                          $155,239   $228,655  $200,385  $204,761   $398,066

@ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------
                                                                October 31, 2001

------------------------
PORTFOLIO OF INVESTMENTS                                    Shares         Value
--------------------------------------------------------------------------------
                                                                    In thousands

ARGENTINA 1.8%

Common Stocks 1.8%

Perez Companc                                            2,616,033  $      2,800
Total Argentina (Cost $5,325)                                              2,800

BRAZIL 33.3%

Common Stocks 14.0%

Brasil Telecom Participacoes ADR (USD)                      12,600           353
Companhia Vale do Rio Doce ADR (USD)ss.                    230,200         4,816
Embraer Aircraft ADR (USD)                                 212,400         3,645
Pao de Acucar ADR (USD)ss.                                 361,532         5,488
Petroleo Brasileiro (Petrobras) ADR (USD)ss.               148,700         2,974
Tele Norte Leste Participacoes ADR (USD)                    68,425           695
Telebras ADR (USD)ss.                                       79,536         2,061
Unibanco GDR (USD)                                         111,000         1,746
                                                                          21,778

Preferred Stocks 19.3%

Ambev                                                   49,760,410         8,093
Banco Itau                                              93,456,000         5,932
Petroleo Brasileiro (Petrobras)                            828,057        15,905
                                                                          29,930

Total Brazil (Cost $64,105)                                               51,708

CHILE 4.5%

Common Stocks 4.5%

Banco Santiago ADR (USD)ss.                                219,658         4,613
Embotelladora Andina ADR (USD)ss.                          129,618         1,153
Enersis ADR (USD)ss.                                       101,123         1,245
Total Chile (Cost $8,426)                                                  7,011

MEXICO 50.9%

Common Stocks and Rights 50.9%

America Movil (Series L) ADR (USD)                         478,776         7,182
Cemex Participating Certificates
  (Represents 2 Series A and 1 Series B shares)            696,576         3,193

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------


                                                            Shares        Value
--------------------------------------------------------------------------------
                                                                    In thousands

Coca-Cola Femsa (Class L) ADR (USD)(S)                     363,000  $      7,293
Corporacion Interamericana de Entretenimiento *(S)         860,100         1,363
Corporacion Interamericana de Entretenimiento, Rights *    241,228            11
Femsa UBD Units (Represents 1 Series B and 4 Series D
shares)                                                  1,385,510         4,327
Grupo Aeroportuario del Sureste (ASUR) ADR (USD) *         199,000         2,448
Grupo Financiero BBVA Bancomer *(S)                     11,689,000         8,851
Grupo Iusacell ADR (USD) *(S)                              294,400           768
Grupo Iusacell ADR, Rights (USD) *                          89,682            23
Grupo Modelo (Class C)(S)                                1,185,680         2,724
Grupo Televisa GDR (USD) *(S)                              203,200         6,187
Kimberly-Clark de Mexico (Class A)                         890,041         2,419
Telefonos de Mexico (Telmex) (Class L) ADR (USD)           547,076        18,633
Wal-Mart de Mexico                                       5,695,430        13,577
Total Mexico (Cost $67,933)                                               78,999

PERU 2.4%

Common Stocks 2.4%

Compania de Minas Buenaventura ADR (USD)(S)                184,000         3,728
Total Peru (Cost $3,131)                                                   3,728

PORTUGAL 1.5%

Common Stocks 1.5%

Portugal Telecom ADR (USD)(S)                              294,780         2,338
Total Portugal (Cost $2,342)                                               2,338

VENEZUELA 2.6%

Common Stocks 2.6%

Compania Anonima Nacional Telefonos de Venezuela (CANTV)
   (Class D) ADR (USD)(S)                                  178,364         4,031
Total Venezuela (Cost $5,936)                                              4,031

UNITED STATES 0.6%

Common Stocks 0.6%

Citigroup                                                   20,069           913
Total United States (Cost $1,029)                                            913

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------


                                                           Shares         Value
--------------------------------------------------------------------------------
                                                                   In thousands

SHORT-TERM INVESTMENTS 2.5%

Money Market Funds 2.5%

T. Rowe Price Reserve Investment Fund, 3.07% #          3,891,661  $      3,892
Short-Term Investments (Cost $3,892)                                      3,892
                                                                   -------------
Total Investments in Securities

100.1% of Net Assets (Cost $162,119)                               $    155,420

Other Assets Less Liabilities                                              (181)
                                                                   -------------

NET ASSETS                                                         $    155,239
                                                                   -------------

  # Seven-day yield
  * Non-income producing
 ss All or portion of this security is on loan at October 31, 2001. See Note 2. ADR American Depository Receipts
GDR Global Depository Receipts
USD U.S. dollar

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------
                                                                October 31, 2001

-----------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
In thousands

   Assets

Investments in securities, at value (Cost $162,119)                $    155,420
Securities lending collateral                                            27,181
Other assets                                                                148
                                                                   -------------
Total assets                                                            182,749
                                                                   -------------
Liabilities

Obligation to return securities lending collateral                       27,181
Other liabilities                                                           329
                                                                   -------------
Total liabilities                                                        27,510
                                                                   -------------

NET ASSETS                                                         $    155,239
                                                                   -------------
Net Assets Consist of:
Undistributed net investment income (loss)                         $      2,657
Undistributed net realized gain (loss)                                  (51,563)
Net unrealized gain (loss)                                               (6,700)
Paid-in-capital applicable to 18,912,857 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                      210,845
                                                                   -------------

NET ASSETS                                                         $    155,239
                                                                   -------------

NET ASSET VALUE PER SHARE                                          $       8.21
                                                                   -------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------

-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                           Year
                                                                          Ended
                                                                       10/31/01
Investment Income (Loss)

Income

  Dividend (net of foreign taxes of $672)                           $     5,390
  Interest                                                                  368
  Securities lending                                                        131
                                                                    ------------
  Total income                                                            5,889
                                                                    ------------
Expenses

  Investment management                                                   2,179
  Shareholder servicing                                                     567
  Custody and accounting                                                    187
  Prospectus and shareholder reports                                         49
  Registration                                                               17
  Legal and audit                                                            16
  Proxy and annual meeting                                                    8
  Directors                                                                   7
  Miscellaneous                                                               5
  Total expenses                                                          3,035
                                                                    ------------
Net investment income (loss)                                              2,854
                                                                    ------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
  Securities                                                              3,045
  Foreign currency transactions                                            (213)
                                                                    ------------
  Net realized gain (loss)                                                2,832
                                                                    ------------
Change in net unrealized gain (loss)
  Securities                                                            (45,450)
  Other assets and liabilities
  denominated in foreign currencies                                          19
                                                                    ------------
Change in net unrealized gain (loss)                                    (45,431)
                                                                    ------------
Net realized and unrealized gain (loss)                                 (42,599)
                                                                    ------------
INCREASE (DECREASE) IN NET

ASSETS FROM OPERATIONS                                              $   (39,745)
                                                                    ------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                              Year
                                                             Ended
                                                          10/31/01    10/31/00
Increase (Decrease) in Net Assets
Operations
   Net investment income (loss)                        $     2,854  $     1,066
   Net realized gain (loss)                                  2,832       (6,148)
   Change in net unrealized gain (loss)                    (45,431)      59,425
                                                       -------------------------
   Increase (decrease) in net assets from operations       (39,745)      54,343
                                                       -------------------------
Distributions to shareholders
   Net investment income                                      (886)        (998)
                                                       -------------------------
Capital share transactions *
   Shares sold                                              30,495      143,415
   Distributions reinvested                                    836          946
   Shares redeemed                                         (64,216)    (169,684)
   Redemption fees received                                    100          248
                                                       -------------------------
   Increase (decrease) in net assets from capital
   share transactions                                      (32,785)     (25,075)
                                                       -------------------------
Net Assets
Increase (decrease) during period                          (73,416)      28,270
Beginning of period                                        228,655      200,385
                                                       -------------------------
End of period                                          $   155,239  $   228,655
                                                       -------------------------
*Share information
   Shares sold                                               3,031       13,280
   Distributions reinvested                                     86           96
   Shares redeemed                                          (6,653)     (15,879)
                                                       -------------------------
   Increase (decrease) in shares outstanding                (3,536)      (2,503)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------
                                                                October 31, 2001

-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Latin America Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 29, 1993. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located, or with primary operations, in Latin America.

The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Redemption Fees The Fund assesses a 2% fee on redemptions of fund shares held less than 12 months. Such fees are retained by the fund, and have the primary effect of increasing paid-in-capital.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are

16
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T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------

reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Emerging Markets At October 31, 2001, approximately 96% of the fund's net assets were invested in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102%-105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At October 31, 2001, the value of loaned securities was $26,241,000; aggregate collateral consisted of $27,181,000 in the securities lending collateral pool.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $58,768,000 and $86,095,000, respectively, for the year ended October 31, 2001.

17
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T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. In 2001, the fund utilized $1,185,000 of capital loss carryforwards for federal income tax purposes. As of October 31, 2001, the fund has $53,210,000 of capital loss carryforwards, $13,314,000 of which expires in 2004, $33,638,000 in 2007, and $6,258,000 in 2008. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

At October 31, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $162,119,000. Net unrealized loss aggregated $6,699,000 at period end, of which $21,454,000 related to appreciated investments and $28,153,000 to depreciated investments.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of dividend and interest income.

18
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T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $140,000 was payable at October 31, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.75% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At October 31, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $568,000 for the year ended October 31, 2001, of which $55,000 was payable at period end.

Additionally, the fund is one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying Price funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying Price funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. For the year then ended, the fund was allocated $6,000 of Spectrum expenses. At October 31, 2001, approximately 0.38% of the outstanding shares of the fund were held by Spectrum International.

19
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T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------


The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 2001, totaled $365,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------

---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of Latin America Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Latin America Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland

November 19, 2001

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------

-----------------------------------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/01
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund will pass through foreign source income of $4,335,000 and foreign taxes paid of $672,000.

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------

----------------------
ANNUAL MEETING RESULTS
--------------------------------------------------------------------------------

The T. Rowe Price Latin America Fund held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund.

The results of voting were as follows (by number of shares):

M. David Testa
   Affirmative:         581,220,102.290
   Withhold:             11,328,972.642
   Total:               592,549,074.932

Martin G. Wade
   Affirmative:         581,186,287.707
   Withhold:             11,362,787.225
   Total:               592,549,074.932

Calvin W. Burnett
   Affirmative:         579,988,748.447
   Withhold:             12,560,326.485
   Total:               592,549,074.932

Anthony W. Deering
   Affirmative:         580,812,278.605
   Withhold:             11,736,796.327
   Total:               592,549,074.932

Donald W. Dick, Jr.
   Affirmative:         581,515,923.630
   Withhold:             11,033,151.302
   Total:               592,549,074.932

David K. Fagin
   Affirmative:         581,364,436.901
   Withhold:             11,184,638.031
   Total:               592,549,074.932

F. Pierce Linaweaver
   Affirmative:         580,579,834.781
   Withhold:             11,969,240.151
   Total:               592,549,074.932

Hanne M. Merriman
   Affirmative:         580,790,218.108
   Withhold:             11,758,856.824
   Total:               592,549,074.932

John G. Schreiber
   Affirmative:         580,818,909.284
   Withhold:             11,730,165.648
   Total:               592,549,074.932

Hubert D. Vos
   Affirmative:         580,468,483.076
   Withhold:             12,080,591.856
   Total:               592,549,074.932

Paul M. Wythes
   Affirmative:         580,672,445.843
   Withhold:             11,876,629.089
   Total:               592,549,074.932

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone Shareholder service representatives are available from 7 a.m. to midnight ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

In Person Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

AUTOMATED 24-HOUR SERVICES

Tele*Access(R) Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

Internet. T. Rowe Price Web site: www.troweprice.com All the information and services available on Tele*Access are available on our Web site, including transactions in your fund and brokerage accounts (with pre-authorized access).

ACCOUNT SERVICES

Checking Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield, U.S. Bond Index, and Emerging Markets Bond Funds).

Automatic Investing Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

Automatic Withdrawal If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

Dividend and Capital Gains Payment Options Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

BROKERAGE SERVICES*

Investments Available You can trade stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

To Open an Account Call a shareholder service representative for more information.

INVESTMENT INFORMATION

Combined Statement A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type. Detail pages itemize account transactions.

Shareholder Reports Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

T. Rowe Price Report This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

Performance Update This quarterly report reviews recent market developments and provides comprehensive performance information for the T. Rowe Price fund family.

Insights These are reports on mutual fund tax issues, investment strategies, investment fundamentals, and financial markets.

Detailed Investment Guides Our Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Readiness Guide, and Retirement Planning Kit can help you determine and reach your investment goals.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS
Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value

BLENDED ASSET FUNDS
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS
Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
   Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS+
Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money

INTERNATIONAL/GLOBAL
FUNDS

Stock
Emerging Europe &
   Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International
Bond
Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITIES
Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
   Portfolio
Prime Reserve Portfolio

Money Funds (cont.)
Summit Municipal
   Money Market
Tax-Exempt Money

*    Closed to new investors.
+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity (Form V6021) and the T. Rowe Price No-Load Immediate Variable Annuity (Form V6027) are issued by Security Benefit Life Insurance Company. In New York, the T. Rowe Price No-Load Variable Annuity is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY [FSB201 (11-96)]. These Variable Annuity contracts have limitations. The T. Rowe Price No-Load Immediate Variable Annuity may not be available in all states.

The T. Rowe Price No-Load Variable Annuity and the T. Rowe Price No-Load Immediate Variable Annuity are distributed by T. Rowe Price Investment Services, Inc., T. Rowe Price Insurance Agency, Inc., and T. Rowe Price Insurance Agency of Texas, Inc. The underlying portfolios are managed by T. Rowe Price (T. Rowe Price International for the International Stock Portfolio). The Security Benefit Group of companies and the T. Rowe Price companies are not affiliated.

T. ROWE PRICE ADVISORY SERVICES AND RETIREMENT RESOURCES
--------------------------------------------------------------------------------

ADVISORY SERVICES, RETIREMENT RESOURCES

T. Rowe Price has developed unique advisory services and retirement resources that can help you meet the most difficult personal financial challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials and self-help planning guides are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

ADVISORY SERVICES*

T. Rowe Price(R) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

Investment CheckupSM offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

RETIREMENT INFORMATION

Planning and Informational Guides      Insights Reports
Minimum Required Distributions Guide   The Challenge of Preparing for Retirement
Retirement Planning Kit                Financial Planning After Retirement
Retirement Readiness Guide             The Roth IRA: A Review
Tax Considerations for Investors

*These are services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are fees associated with these services.

T. ROWE PRICE INSIGHTS REPORTS
--------------------------------------------------------------------------------

THE FUNDAMENTALS OF INVESTING

Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660. T. Rowe Price Insights are also available for reading or downloading on the Internet at www.troweprice.com.

INSIGHTS REPORTS
--------------------------------------------------------------------------------
General Information                    Investing in Common Stocks
The ABCs of Giving                     Investing in Emerging Growth Stocks
Back to Basics: The ABCs of Investing  Investing in Financial Services Stocks
The Challenge of Preparing for         Investing in Health Care Stocks
   Retirement                          Investing in High-Yield Municipal
Financial Planning After Retirement      Bonds
Getting Started: Investing With Mutual Investing in Industry-Focused Stock
   Funds                                 Funds
The Roth IRA: A Review                 Investing in Money Market Securities
Tax Information for Mutual Fund        Investing in Mortgage-Backed Securities
   Investors                           Investing in Natural Resource Stocks
                                       Investing in Science and Technology
Investment Strategies                    Stocks
Conservative Stock Investing           Investing in Small-Company Stocks
Dollar Cost Averaging                  Understanding Derivatives
Equity Index Investing                 Understanding High-Yield "Junk"
Growth Stock Investing                   Bonds
Investing for Higher Yield
Managing Risk Through Diversification  Brokerage Insights
The Power of Compounding               Combining Individual Securities With
Value Investing                          Mutual Funds
                                       Getting Started: An Introduction to
Types of Securities                      Individual Securities
The Basics of International Stock      What You Should Know About Bonds
   Investing                           What You Should Know About Margin
The Basics of Tax-Free Investing         and Short-Selling
The Fundamentals of Fixed-Income       What You Should Know About Options
   Investing                           What You Should Know About Stocks
Global Bond Investing

T. ROWE PRICE BROKERAGE
--------------------------------------------------------------------------------

BROKERAGE SERVICES
T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer commission savings over full-service brokerages on a number of transactions.

         Internet and Automated Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week, by telephone or computer. We offer a flat-rate commission of $19.95 on stock trades placed through our online Account Access-Brokerage service.*

         Research Services To help you make informed investment decisions, we offer access to research. You can research your investments using our Online Research & News Service, provided by Thomson Investors Network, which includes company profiles, intraday and 12-month interactive charting, and analysts' ratings and earnings estimates.

         Dividend Reinvestment Service This service helps keep more of your money working for you. Cash dividends from your eligible securities will be invested automatically in additional shares of the same company, free of charge. Most stocks listed on national securities exchanges or Nasdaq are eligible for this service.

         * $19.95 per trade for up to 1,000 shares plus an additional $.02 for each share over 1,000 shares. Visit our Web site for a complete commission schedule or call for rates on representative-assisted and other non-Internet trades.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access(R) 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C., Area
Downtown
900 17th Street N.W.
Farragut Square
Tysons Corner
1600 Tysons Boulevard
Suite 150



Invest With Confidence
[LOGO] T. Rowe Price
T. Rowe Price Investment Services, Inc., Distributor.

                                                              F97-050 10/31/01 D